UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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Fieldstone Investment Corporation

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THIS FILING CONSISTS OF FREQUENTLY ASKED QUESTIONS AND A POWERPOINT PRESENTATION FOR EMPLOYEES OF FIELDSTONE REGARDING THE PROPOSED MERGER TRANSACTION.

Enhancing a Unique Business
Model
Michael Sonnenfeld
Fieldstone, Chief Executive Officer
February 16, 2007
John Draghi
C-BASS, Chief Operating Officer
Noelle Savarese
C-BASS, Senior Managing Director
*
*
*

C-BASS℠
CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC

FIELDSTONE
INVESTMENT CORPORATION

MGIC
(NYSE: MTG)
Radian
(NYSE: RDN)
C-BASS
C-BASS Holding
(Management)
8% 46%* 46%*
Litton Loan
Servicing
C-BASS Corporate Structure
» C-BASS stands for “Credit-Based Asset Servicing and
Securitization”
» Leading issuer, servicer, and investor specializing in
credit-sensitive residential mortgage assets
» Started in 1996 and is a private joint venture between
MGIC, Radian, and C-BASS management
» Integrated investing and servicing operations – owns
Litton Loan Servicing (a highly rated subprime servicer)
» Focused…Investing in long-term credit risk is our only
business
» Invest where servicing makes a difference
» Flexible business model
» Committed strategic capital from partners – MGIC and
Radian are two of the nation’s leading mortgage
insurance providers
Who is C-BASS?
C-BASS is unique in its structure and operations…
* On February 6, 2007 MGIC and Radian announced a
proposed merger which would result in them owning
92%

FIELDSTONE
INVESTMENT CORPORATION

LLS Litton Loan Servicing®

C-BASS
CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC

C-BASS
CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC

FIELDSTONE
INVESTMENT CORPORATION

Enhancing a Unique Business Model
Strategic alignment of three complementary business models
» Wholesale and retail
subprime/Alt-A origination
platform
» Loan processing platform
» Secondary marketing
» Mortgage origination
technology infrastructure
» 11 years of advanced
credit analytics practice
» Leader in purchasing,
servicing (through Litton)
and securitizing credit-
sensitive residential
mortgage products
» $25.1 Billion in assets
under management
Focus on long-term strategic value
» Servicing mortgage loans
for the past 19 years
» State-of-the-art servicing
technology
» Hands-on loan servicing
with high cure rate for
non-performing loans

FIELDSTONE
Investment Corporation

C-BASS
Credit-Based Asset Servicing and Securitization LLC

Value Gathering
Value Mining
Value Extraction

LLS Litton Loan Servicing®

C-BASS
Credit-Based Asset Servicing and Securitization LLC

FIELDSTONE
Investment Corporation

Strategic Rationale: Value by combining core competencies
Quality sub-prime loan origination
» Ample opportunity for product
diversification and geographic
expansion
» Continue to sell whole loans to
existing investors in addition to
C-BASS
» Creating better performance
through Litton servicing
Servicing drives loan performance
» 400,000 loans currently being serviced
» Compensation tied to portfolio
performance
» Risk intelligence feedback to portfolio
managers and RVPs
» REO valuation and liquidation
expertise
Credit Risk Investment Focus
» 11-year successful track record in
mortgage portfolio management
» Loan-level risk-based pricing
» Continue to purchase whole loans
from existing clients in addition to
Fieldstone
Credit
Sensitive
Mortgage
Assets

C-BASS℠ CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC

FIELDSTONE INVESTMENT CORPORATION

Financial Rationale: Strong capital generation
» Lower Cost of Funds, Cost to Produce
» Greater ability to endure and exploit market
fluctuations and cycles
» Capital availability to finance growth and
business improvement
» Stability, attractiveness to talent
C-BASS Financials
(12/31/06)
Total Assets $8.8B
Servicing Portfolio $56.3B
UPB Serviced
Pre Tax Net Income $291MM
C-BASS’s strong balance sheet and business performance will add tremendously to the organization

C-BASS℠
CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC

FIELDSTONE
INVESTMENT CORPORATION

Profit & Loss Rationale: Synergies in revenues, expenses and loan performance
» Servicing: Litton has the
scale and operational
excellence to bring value,
and utilize strong ratings to
lower costs
» Integration: opportunity to
reduce expenses from
redundant functions
» Private: as a private
company, the combined
organization will have lower
corporate expense
» Servicing: Litton has the
operational excellence to
improve loan performance
in a challenging market
» Scale and Intelligence:
C-BASS’ more extensive
database of loan data and
performance data will allow
us to develop more robust
products for our sales
force and better loan
surveillance practices to
improve the performance
of our retained portfolio
» Product Development:
more robust data and credit
risk intelligence will enhance
our product offerings
» Sales Margins: ability to sell
to the secondary market with
Litton as servicer coupled
with increased trading and
analytical capabilities should
increase average margins
Expenses Volume & Revenues Loan Performance
+ +

» Board of Directors approval 2/15/07
» Public announcement 2/16/07
» Next Steps:
» Shareholder Approval
» Integration Planning & Execution
» Timeline:
Key Milestones:
» BOD Approval
» Public Announcement
» Formalize Integration Plan
(Assign Targets & Process
Owners)
» Transfer Servicing to Litton
Loan Servicing
» New Product Development
» Portfolio Retention and
Recapture
Key Milestones:
» Shareholder Approval
» Close Transaction
» Integration Execution:
» Production
» Capital Markets / Secondary
Marketing
» Portfolio
» Technology
» Finance / Accounting /
Treasury
» Human Resources
Key Milestones:
» Complete Integration
Initial Steps
Execution
Integration Planning
Transaction & Integration Timeline

The alignment of Fieldstone, C-BASS and Litton gives the
Fieldstone Team immediate access to the tools to build
market share in a challenging market:
» Best-in-class servicing and loss mitigation
» Best-in-class analytics and predictive modeling
*
*
*

C-BASS™
CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC

FIELDSTONE
INVESTMENT CORPORATION

Safe Harbor Statement
This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities
Exchange Act of 1934. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, dividends, achievements or transactions of the company and its affiliates or industry results to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such factors include, among others, factors that could affect, prevent or delay the closing of the transactions described in this release and such other risk factors affecting Fieldstone including but not limited to (i)
failure to obtain stockholder approval and satisfy other conditions to closing of the proposed merger transaction; (ii) Fieldstone’s ability to implement or change aspects of its portfolio strategy; (iii) interest rate volatility and the level of interest rates generally; (iv) the sustainability of loan origination volumes and levels of origination costs; (v) compliance with the covenants in Fieldstone’s credit and repurchase facilities and continued availability of credit facilities for the liquidity it needs to support its origination of mortgage loans; (vi) the ability to sell or securitize mortgage loans on favorable economic terms; (vii) deterioration in the credit quality of Fieldstone’s loan portfolio; (viii) the nature and amount of competition; (ix) the impact of changes to the fair value of Fieldstone’s interest rate swaps on its net income, which will vary based upon changes in interest rates and could cause net income to vary significantly from quarter to quarter; and (x) other risks and uncertainties outlined in Fieldstone Investment Corporation’s periodic reports filed with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. We undertake no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this communication.
Additional Information About the Merger and Where to Find It
This communication is being made in respect of the proposed merger transaction involving Fieldstone and C-BASS. In connection with the proposed transaction, Fieldstone will file a proxy statement with the Securities and Exchange Commission (SEC). Fieldstone stockholders are urged to read the proxy statement filed with the SEC carefully and in its entirety when it becomes available because it will contain important information about the proposed transaction.
The final proxy statement will be mailed to Fieldstone stockholders. In addition, stockholders will be able to obtain the proxy statement and all other relevant documents filed by Fieldstone with the SEC free of charge at the SEC’s website at
www.sec.gov.
When available, the proxy statement and other pertinent
documents also may be obtained for free at Fieldstone’s website,
www.fieldstoneinvestment.com,
or by contacting Mark Krebs, Senior Vice President,
Fieldstone Investment Corporation, telephone (410) 772.7275.
Participants in the Solicitation
Fieldstone and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Fieldstone in respect to the proposed transaction. Information about Fieldstone and its directors and executive officers, and their ownership of Fieldstone securities is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of Fieldstone which was filed with the SEC on April 26,
2006. Additional information regarding the interests of those persons may be obtained by reading the proxy statement relating to the proposed transactions, when it becomes available.
Source: Fieldstone Investment Corporation and C-BASS

Fieldstone Investment Corporation

FAQ’s

Q:	Who / what is C-BASS?

A:	C-BASS, which stands for Credit-Based Asset Servicing and Securitization, was formed in 1996 and is a joint venture among MGIC, Radian Group Inc., and C-BASS Management. MGIC and Radian are two of the largest private mortgage insurers in the United States. . C-BASS acquired Litton Loan Servicing in 1996 and grew it from 30 employees to a 1,200 employee organization with a $60 billion loan portfolio. C-BASS is headquartered in New York, where they employ about 125 people.

Q:	Will we be moving to New York?

A:	No. Fieldstone’s headquarters will remain in Columbia.

Q:	MGIC and Radian are merging. What does this mean for us?

A:	We do not believe that the announcement of a proposed merger between MGIC and Radian will have any affect on the C-BASS – Fieldstone merger.

Q:	What are C-BASS’ strategic reasons for acquiring Fieldstone?

A:	This transaction represents an excellent opportunity for C-BASS and strengthens the depth of their organization. C-BASS will work with us to enhance our loan programs through their proprietary analytics and the servicing expertise of Litton. In addition, C-BASS will have the opportunity to acquire a portion of Fieldstone’s loans for their own portfolio.

Fieldstone expects to be more successful in building its origination business by leveraging its platform with C-BASS and Litton and their industry leading analytics, servicing and loss mitigation capabilities. Our alignment with Litton, in particular, should add value to the loans we sell into the secondary market.

Q:	When will the deal be final?

A:	We are looking to close as soon as possible but expect the transaction to close in the 2nd quarter of 2007, subject to certain closing conditions and Fieldstone’s stockholders’ approval.

Q:	What should we be doing until then?

A:	It is business as planned and it is up to each and every one of us to continue to work to reach the goals we have set. We cannot let this transaction distract us from our business.

Q:	How will things change when the deal is done?

A:	We expect that most things will not change significantly in Fieldstone. This transaction represents a way to enhance the unique business model that C-BASS has developed. Fieldstone will generally continue to operate its day-to-day business as it always has. We will be mindful of potential overlap of positions, as well as any affected by our change from a public to a private company. But remember, we have always been committed to operating as efficiently as possible.

Q:	Will Michael Sonnenfeld and other senior officers be staying?

A:	It is C-BASS’ desire to retain Fieldstone’s key talent, including Michael Sonnenfeld.

Q:	When will we know if any jobs will be cut?

A:	We want to proceed carefully in our analysis. We do think any changes can be determined prior to closing this transaction. Changes that must be made relating to our mortgage banking personnel in this difficult market are going to have to be made regardless of whether or not the C-BASS transaction proceeds.

Q:	Does this mean if there is duplication, the C-BASS staff member gets the job?

A:	No. We are all committed to ensuring that we have the best available people in every job.

Q:	Should I be worried?

A:	Your manager will tell you if your department or your job might be affected. Please keep in mind this deal is not about cutting jobs – it is all about Fieldstone’s success and growth of its mortgage banking business.

Q:	What is our severance policy?

A:	We provide two weeks plus one week for each full year of service. (See the employee handbook.)

Q:	Will we still be a public company?

A:	No. After the completion of the sale, Fieldstone will not longer be a publicly traded company.

Q:	How do their benefit programs stack up to ours?

A:	They are generally comparable. However, as we integrate the two organizations, including our benefit programs, we will be mindful of the importance of these programs as part of our overall compensation program. We expect to keep all of Fieldstone’s benefit programs intact for the present.

Q:	So are you trying to tell us that after this announcement it’s back to business as usual?

A:	Yes. With or without C-BASS, Fieldstone has been committed to making the changes necessary to adapt to a difficult, competitive and changing environment.

Q:	How will you keep us up to date on progress?

A:	We will be filing a proxy statement in the near future which will describe the transaction. We also may use e-mail or meetings as appropriate to keep you aware of the ongoing process. Of course, you should always feel free to speak to your manager, who can get you the answer if they do not already have it.

Safe Harbor Statement

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, dividends, achievements or transactions of the company and its affiliates or industry results to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such factors include, among others, factors that could affect, prevent or delay the closing of the transactions described in this release and such other risk factors affecting Fieldstone including but not limited to (i) failure to obtain stockholder approval and satisfy other conditions to closing of the proposed merger transaction; (ii) Fieldstone’s ability to implement or change aspects of its portfolio strategy; (iii) interest rate volatility and the level of interest rates generally; (iv) the sustainability of loan origination volumes and levels of origination costs; (v) compliance with the covenants in Fieldstone’s credit and repurchase facilities and continued availability of credit facilities for the liquidity it needs to support its origination of mortgage loans; (vi) the ability to sell or securitize mortgage loans on favorable economic terms; (vii) deterioration in the credit quality of Fieldstone’s loan portfolio; (viii) the nature and amount of competition; (ix) the impact of changes to the fair value of Fieldstone’s interest rate swaps on its net income, which will vary based upon changes in interest rates and could cause net income to vary significantly from quarter to quarter; and (x) other risks and uncertainties outlined in Fieldstone Investment Corporation’s periodic reports filed with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. We undertake no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this communication.

Additional Information About the Merger and Where to Find It

This communication is being made in respect of the proposed merger transaction involving Fieldstone and C-BASS. In connection with the proposed transaction, Fieldstone will file a proxy statement with the Securities and Exchange Commission (SEC). Fieldstone stockholders are urged to read the proxy statement filed with the SEC carefully and in its entirety when it becomes available because it will contain important information about the proposed transaction. The final proxy statement will be mailed to Fieldstone stockholders. In addition, stockholders will be able to obtain the proxy statement and all other relevant documents filed by Fieldstone with the SEC free of charge at the SEC’s website at www.sec.gov. When available, the proxy statement and other pertinent documents also may be obtained for free at Fieldstone’s website, www.fieldstoneinvestment.com, or by contacting Mark Krebs, Senior Vice President, Fieldstone Investment Corporation, telephone (410) 772.7275.

Participants in the Solicitation

Fieldstone and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Fieldstone in respect to the proposed transaction. Information about Fieldstone and its directors and executive officers, and their ownership of Fieldstone securities is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of Fieldstone which was filed with the SEC on April 26, 2006. Additional information regarding the interests of those persons may be obtained by reading the proxy statement relating to the proposed transactions, when it becomes available.